                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 16, 2005
                                                         --------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                    1-9924                 52-1568099
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      (State or other              (Commission              (IRS Employer
      jurisdiction of              File Number)           Identification No.)
      incorporation)

            399 Park Avenue, New York, New York                  10043
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         (Address of principal executive offices)             (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                                 CITIGROUP INC.
                           Current Report on Form 8-K

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits:

Exhibit No.         Description
-----------         -----------
1.01                Terms Agreement, dated March 9, 2005, among the Company and the underwriters named therein, relating to the offer and
                    sale of the Company's Floating Rate Notes due March 16,
                    2012.

4.01                Form of Note for the Company's Floating Rate Notes due March
                    16, 2012.


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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 16, 2005                        CITIGROUP INC.


                                        By:  /s/ Charles E. Wainhouse
                                             --------------------------
                                             Charles E. Wainhouse
                                             Assistant Treasurer


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